                            TERM NOTE
                             COGNOVIT


$385,000                                               Cincinnati, Ohio
                                                       September 18, 1995

     WHITEFORD FOODS VENTURE, L.P., a Texas limited partnership (the "Borrower"), for value received, hereby promises to pay to the order of PNC BANK, OHIO, NATIONAL ASSOCIATION (the "Bank") at its offices, 201 East Fifth Street, Cincinnati, Ohio 45202-4117, in lawful money of the United States of America, the principal sum of THREE HUNDRED EIGHTY-FIVE THOUSAND DOLLARS together with interest as set forth herein. Interest on the outstanding principal balance of this Note will accrue at a rate per annum equal to the Variable Rate (as defined below). Interest shall be calculated on the basis of a year of 360 days and charged for the actual number of days elapsed. Principal and interest shall be payable in immediately available funds at the principal office of the Bank. After the occurrence of any "Event of Default," as defined in the "Agreement" (as defined below) this Note shall bear interest (computed and adjusted in the same manner, and with the same effect, as interest thereon prior to an Event of Default), payable on demand, at a rate per annum equal to six percent (6%) above the rate that would otherwise be in effect, until paid, and whether before or after the entry of judgment hereon or in the alternative the Bank may impose a fixed charge of $25.00; this provision does not constitute a waiver of any Event of Default or an agreement by the Bank to permit any late payments whatsoever.

     The principal and interest due hereunder will be payable as follows: accrued interest will be due and payable monthly, commencing on October 1, 1995 and on the first day of each month thereafter until December 31, 1995, on which date the entire outstanding principal balance hereunder and all accrued and unpaid interest will be due and payable.

    This Note is issued in connection with the Credit Agreement between Borrower, Bank, The Fifth Third Bank of Western Ohio, N.A. and PNC Bank, Ohio, National Association, as Agent, dated June 13, 1994, as it may be amended from time to time (the "Agreement"), and is entitled to the benefits, and is subject to the terms, of the Agreement. This Note is an "Additional Note" as that term is defined in the Agreement. The principal of this Note is prepayable in the amounts and under the circumstances, and its maturity is subject to acceleration upon the terms, set forth in the Agreement. Reference is hereby made to the "Loan Documents", as defined in the Agreement, for a description of the security and the rights of the Bank and the obligations of the Borrower in respect thereto, but neither this reference to the Loan Documents nor any provisions thereof shall affect or impair the obligation of the Borrower to pay the principal and interest of this Note and all other sums or charges hereunder when due and payable in accordance with the terms and conditions hereof. Except as otherwise expressly provided in the Agreement, if any payment on this Note becomes due and payable on a day other than one on which Bank is open for business (a "Business Day"), on a day other than one on which Bank is open for business (a "Business Day"), the maturity thereof shall be extended to the next Business Day, and interest shall be payable at the rate specified herein during, such extension period.

     In no event shall the interest rate on this Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that a court determines that the Bank has received interest and other charges under this
Note in excess of the highest permissible rate applicable hereto, such excess shall be deemed received on account of, and shall automatically be applied to reduce the amounts due to Bank from the Borrower under this Note or the other Loan Documents, other than interest and discount charges, in the inverse order of maturity, and the provisions hereof shall be deemed amended to provide for the highest permissible rate. If there are no such amounts outstanding, the Bank shall refund to Borrower such excess.

     Borrower and all endorsers, sureties, guarantors and other persons liable on this Note hereby waive presentment for payment, demand, notice of dishonor, protest, notice of protest and all other demands and notices in connection with the delivery, performance and enforcement of this Note, and one or more extensions and renewals of this Note.

     This Note may not be changed orally, but only by an instrument in writing.

For purposes of this Note, the following term shall have the following meaning:

     "VARIABLE RATE" means the rate of interest per annum equal to the sum of one percent (1%) per annum plus the Prime Rate (as hereinafter defined). As used herein, "PRIME RATE" shall mean the lower of (i) the rate of interest per annum announced to be its prime rate from time to time by the Bank based on its consideration of various factors, including money-market, business and competitive factors, whether or not the Bank shall at times lend to Borrowers at lower rates of interest, or there is no such prime rate, then its base rate or such other rate as may be substituted by the bank for the prime rate, (ii) the prime rate as published in the Wall Street Journal.

     This Note is being delivered in, is intended to be performed in, shall be construed and enforceable in accordance with, and be governed by the internal laws of, the State of Ohio without regard to principles of conflict of laws.
THE BANK AND THE BORROWER HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS ARISING OUT OF THIS NOTE OR THE LOAN DOCUMENTS.

     THE BORROWER HEREBY SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF OHIO FOR THE ENFORCEMENT OF THIS NOTE AND WAIVES ANY AND ALL PERSONAL RIGHTS TO OBJECT TO SUCH JURISDICTION FOR THE PURPOSES OF LITIGATION TO ENFORCE THIS NOTE. THE BORROWER HEREBY CONSENTS TO THE JURISDICTION OF THE COURT OF COMMON PLEAS OR THE COURT OF APPEALS OF ANY COUNTY IN OHIO, AND ANY FEDERAL COURT IN THE STATE OF OHIO, IN ANY ACTION, SUIT, OR PROCEEDING WHICH THE BANK MAY AT ANY TIME WISH TO FILE IN CONNECTION WITH THIS NOTE OR ANY RELATED MATTER. THE BORROWER HEREBY AGREES THAT AN ACTION, SUIT, OR

PROCEEDING TO ENFORCE THIS NOTE MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN THE STATE OF OHIO, AND HEREBY WAIVES ANY OBJECTION WHICH THE BORROWER HAS TO THE LAYING OF THE VENUE OF ANY SUCH ACTION, SUIT, OR PROCEEDING IN ANY SUCH COURT; PROVIDED, HOWEVER, THAT THE PROVISIONS OF THIS PARAGRAPH SHALL NOT BE DEEMED TO PRECLUDE THE BANK FROM FILING ANY SUCH ACTION, SUIT, OR PROCEEDING IN ANY OTHER APPROPRIATE FORUM.

     The Borrower hereby authorizes any attorney at law to appear in any court of record in the State of Ohio, or any other State or Territory of the United States, after this Note becomes due, and waive the issuance and service of process, enter appearance and confess a judgment against Borrower, in favor of the holder of this Note, for the amount then appearing due, and/or for the sale of all or any part of the property securing the payment of this Note, and thereupon to release all errors and waive all rights of appeal and stay of execution. This warrant of attorney to confess judgment shall remain in full force and effect so long as any portion of the indebtedness evidenced hereby remains unpaid, notwithstanding any judicial determination of the amount due, and any confession of judgment and subsequent vacation thereof shall not constitute termination of this warrant of attorney to confess judgment. Borrower hereby expressly (i) waives a conflict of interest of an attorney retained by the Bank to confess judgment against the Borrower upon this Note, and
(ii) consents to the receipt by the attorney retained by the Bank of a legal fee from the Bank for legal services rendered for confessing judgment against the Borrower upon this Note. A copy of this Note, certified by the Bank, may be filed in each such proceeding in place of filing the original as a warrant of attorney.

*******************************************************************************
WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.
*******************************************************************************

                                          WHITEFORD FOODS VENTURE, L.P.



                                          By: G/W Foods, Inc., general partner


                                              By /s/ Albert D. Greenaway
                                                 ----------------------------
                                              Print Name: Albert D. Greenaway
                                              Title: President

STATE OF OHIO         )
                      )    SS.
COUNTY OF MONTGOMERY  )


     The foregoing instrument was acknowledged before me this 18th day of September, 1995 by Albert D. Greenaway, President of G/W FOODS, INC., a Texas corporation, on behalf of the corporation as general partner on behalf of WHITEFORD FOODS VENTURE, L.P., a Texas limited partnership.


                                              /s/ Sharon K. Henry
                                              --------------------------------
                                              Notary Public
                                              SHARON K. HENRY
                                              NOTARY PUBLIC, STATE OF OHIO
                                              My Commission Expires May 4, 2000
                                              Recorded in Darke County

                            TERM NOTE
                             COGNOVIT


$315,000                                             Cincinnati, Ohio
                                                     September 18, 1995

     WHITEFORD FOODS VENTURE, L.P., a Texas limited partnership (the "Borrower"), for value received, hereby promises to pay to the order of THE FIFTH THIRD BANK OF WESTERN OHIO, N.A. (the "Bank") at its offices, 123 Market Street, Piqua, Ohio 45356, in lawful money of the United States of America, the principal sum of THREE HUNDRED FIFTEEN THOUSAND DOLLARS together with interest as set forth herein. Interest on the outstanding principal balance of this Note will accrue at a rate per annum equal to the Variable Rate (as defined below). Interest shall be calculated on the basis of a year of 360 days and charged for the actual number of days elapsed. Principal and interest shall be payable in immediately available funds at the principal office of the Bank. After the occurrence of any "Event of Default," as defined in the "Agreement" (as defined below) this Note shall bear interest (computed and adjusted in the same manner, and with the same effect, as interest hereon prior to an Event of Default), payable on demand, at a rate per annum equal to six percent (6%) above the rate that would otherwise be in effect, until paid, and whether before or after the entry of judgment hereon or in the alternative the Bank may impose a fixed charge of $25.00; this provision does not constitute a waiver of any Event of Default or an agreement by the Bank to permit any late payments whatsoever.

     The principal and interest due hereunder will be payable as follows: accrued interest will be due and payable monthly, commencing on October 1, 1995 and on the first day of each month thereafter until December 31, 1995, on which date the entire outstanding principal balance hereunder and all accrued and unpaid interest will be due and payable.

     This Note is issued in connection with the Credit Agreement between Borrower, PNC Bank, Ohio, National Association, Bank and PNC Bank, Ohio, National Association, as Agent, dated June 13, 1994, as it may be amended from time to time (the "Agreement"), and is entitled to the benefits, and is subject to the terms, of the Agreement. This Note is an "Additional Note" as that term is defined in the Agreement. The principal of this Note is prepayable in the amounts and under the circumstances, and its maturity is subject to acceleration upon the terms, set forth in the Agreement. Reference is hereby made to the "Loan Documents", as defined in the Agreement, for a description of the security and the rights of the Bank and the obligations of the Borrower in respect thereto, but neither this reference to the Loan Documents nor any provisions thereof shall affect or impair the obligation of the Borrower to pay the principal and interest of this Note and all other sums or charges hereunder when due and payable in accordance with the terms and conditions hereof. Except as otherwise expressly provided in the Agreement, if any payment on this Note becomes due and payable on a day other than one on which Bank is open for business (a "Business Day"), on a day other than one on which Bank is open for business (a "Business Day"), the maturity thereof shall be extended to the next Business Day, and interest shall be payable at the rate specified herein during such extension period.

     In no event shall the interest rate on this Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that a court determines that the Bank has received interest and other charges under this Note in excess of the highest permissible rate applicable hereto, such excess shall be deemed received on account of, and shall automatically be applied to reduce the amounts due to Bank from the Borrower under this Note or the other Loan Documents, other than interest and discount charges, in the inverse order of maturity, and the provisions hereof shall be deemed amended to provide for the highest permissible rate. If there are no such amounts outstanding, the Bank shall refund to Borrower such excess.

     Borrower and all endorsers, sureties, guarantors and other persons liable on this Note hereby waive presentment for payment, demand, notice of dishonor, protest, notice of protest an all other demands and notices in connection with the delivery, performance and enforcement of this Note, and one or more extensions and renewals of this Note.

     This Note may not be changed orally, but only by an instrument in writing,

For purposes of this Note, the following term shall have the following meaning:

     "VARIABLE RATE" means the rate of interest per annum equal to the sum of one percent (1%) per annum plus the Prime Rate (as hereinafter defined). As used herein, "PRIME RATE" shall mean the lower of (i) the rate of interest per annum announced to be its prime rate from time to time by the Bank based on its consideration of various factors, including money-market, business and competitive factors, whether or not the Bank shall at times lend to Borrowers at lower rates of interest, or there is no such prime rate, then its base rate or such other rate as may be substituted by the bank for the prime rate,
(ii) the prime rate as published in the Wall Street Journal.

     This Note is being delivered in, is intended to be performed in, shall be construed and enforceable in accordance with, and be governed by the internal laws of, the State of Ohio without regard to principles of conflict of laws. THE BANK AND THE BORROWER HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS ARISING OUT OF THIS NOTE OR THE LOAN DOCUMENTS.

     THE BORROWER HEREBY SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF OHIO FOR THE ENFORCEMENT OF THIS NOTE AND WAIVES ANY AND ALL PERSONAL RIGHTS TO OBJECT TO SUCH JURISDICTION FOR THE PURPOSES OF LITIGATION TO ENFORCE THIS NOTE. THE BORROWER HEREBY CONSENTS TO THE JURISDICTION OF THE COURT OF COMMON PLEAS OR THE COURT OF APPEALS OF ANY COUNTY IN OHIO, AND ANY FEDERAL COURT IN THE STATE OF OHIO, IN ANY ACTION, SUIT, OR PROCEEDING WHICH THE BANK MAY AT ANY TIME WISH TO FILE IN CONNECTION WITH THIS NOTE OR ANY RELATED MATTER. THE BORROWER HEREBY AGREES THAT AN ACTION, SUIT, OR

PROCEEDING TO ENFORCE THIS NOTE MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN THE STATE OF OHIO, AND HEREBY WAIVES ANY OBJECTION WHICH THE BORROWER HAS TO THE LAYING OF THE VENUE OF ANY SUCH ACTION, SUIT, OR PROCEEDING IN ANY SUCH COURT; PROVIDED, HOWEVER, THAT THE PROVISIONS OF THIS PARAGRAPH SHALL NOT BE DEEMED TO PRECLUDE THE BANK FROM FILING ANY SUCH ACTION, SUIT, OR PROCEEDING IN ANY OTHER APPROPRIATE FORUM.

     The Borrower hereby authorizes any attorney at law to appear in any court of record in the State of Ohio, or any other State or Territory of the United States, after this Note becomes due, and waive the issuance and service of process, enter appearance and confess a judgment against Borrower, in favor of the holder of this Note, for the amount then appearing due, and/or for the sale of all or any part of the property securing the payment of this Note, and thereupon to release all errors and waive all rights of appeal and stay of execution. This warrant of attorney to confess judgment shall remain in full force and effect so long as any portion of the indebtedness evidenced hereby remains unpaid, notwithstanding any judicial determination of the amount due, and any confession of judgment and subsequent vacation thereof shall not constitute termination of this warrant of attorney to confess judgment. Borrower hereby expressly (i) waives a conflict of interest of an attorney retained by the Bank to confess judgment against the Borrower upon this Note, and (ii) consents to the receipt by the attorney retained by the Bank of a legal fee from the Bank for legal services rendered for confessing judgment against the Borrower upon this Note. A copy of this Note, certified by the Bank, may be filed in each such proceeding in place of filing the original as a warrant of attorney.

*******************************************************************************
WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.
*******************************************************************************

                                           WHITEFORD FOODS VENTURE, L.P.



                                           By: G/W Foods, Inc., general partner


                                               By /s/ Albert D. Greenaway
                                                  ----------------------------
                                               Print Name: Albert D. Greenaway
                                               Title: President

STATE OF OHIO         )
                      )    SS.
COUNTY OF MONTGOMERY  )


     The foregoing instrument was acknowledged before me this 18th day of September, 1995 by Albert D. Greenaway, President of G/W FOODS, INC., a Texas corporation, on behalf of the corporation as general partner on behalf of WHITEFORD FOODS VENTURE, L.P., a Texas limited partnership.


                                            /s/ Sharon K. Henry
                                            ---------------------------------
                                            Notary Public
                                            SHARON K. HENRY
                                            NOTARY PUBLIC, STATE OF OHIO
                                            My Commission Expires May 4, 2000
                                            Recorded in Darke County

                               LIMITED GUARANTEE


     In consideration of and as an inducement to financial accommodations made or to be made by PNC BANK, OHIO, NATIONAL ASSOCIATION and THE FIFTH THIRD BANK OF WESTERN OHIO, N.A. (collectively, "Lenders") to WHITEFORD FOODS VENTURE,
L.P. ("Debtor"), and other good and valuable consideration the receipt of which is acknowledged, ALBERT D. GREENAWAY ("Guarantor") hereby unconditionally Guarantees PNC Bank, Ohio, National Association, as Agent for Lenders ("Agent"), the prompt payment and performance of the following (hereinafter collectively referred to as the ("$700,000 Obligations"): all loans, advances, debts, liabilities, obligations, covenants and duties now or hereafter owing to Lenders from Debtor, due or to become due, now existing or hereafter arising under the Term Notes of even date herewith in the amount of $385,000 payable to PNC Bank, Ohio, national Association and in the amount of $315,000 payable to The Fifth Third Bank of Western Ohio, N.A. issued in connection with the Credit Agreement between Debtor PNC Bank, Ohio, National Association, The Fifth Third Bank of Western Ohio, N.A. and PNC Bank, Ohio, National Association, as Agent, dated June 13, 1994 (as now or hereafter amended, extended, renewed, restated or supplemented the "Credit Agreement"), and all principal, interest, charges, expenses, fees (including attorneys' fees), indemnification obligations and other sums of any kind thereunder or relating thereto.

     The maximum aggregate amount recoverable from Guarantor hereunder will be limited to THREE HUNDRED THOUSAND DOLLARS (the "Maximum Amount"); provided, however, that (i) notwithstanding such Maximum Amount limitation the liability of Guarantor hereunder will continue hereunder until Guarantor has paid the Guaranteed Amount (as defined below) or until this Guarantee is terminated in accordance with Section 2.1, below, and (ii) such Maximum Amount limitation will not apply with respect to interest on the Maximum Amount calculated at the rate in effect under the $700,000 Obligations, collection fees, costs and expenses (including but not limited to attorney's fees) incurred or paid by Lenders or Agent in connection with the collection of this Guarantee, all of which will be additional liabilities of Guarantor under this Guarantee (the Maximum Amount plus such additional liabilities are hereinafter referred to collectively as the "Guaranteed Amount"), and (iii) Guarantor agrees and acknowledges that (a) the amount of the $700,000 Obligations at any time and from time to time may exceed such Maximum Amount without in any way affecting the continuing liability of Guarantor hereunder, and (b) notwithstanding such Maximum Amount limitation, Lenders may apply any payment or other item received in connection with the $700,000 Obligations to such of the $700,000 Obligations and in such order as Lenders elect in their sole discretion and without any obligation to credit the amount applied against the amount of Guarantor's liability hereunder (unless and except to the extent that such payment is made by Guarantor pursuant to this Guarantee).

     Capitalized terms used herein and not otherwise defined herein will have the meanings given such terms in the Credit Agreement.

1.   NATURE OF GUARANTEE, WAIVERS.

     1.1 This is a guarantee of payment and not of collection. This is an absolute, unconditional, primary, and continuing obligation and will remain in full force and effect until the first to occur of the following: (i) all of the $700,000 Obligations have been indefeasibly paid in full, or Guarantor has indefeasibly paid the Guaranteed Amount in full, whichever occurs first; (ii) 30 days after the date on which written notice of revocation is actually received by Agent; or (iii) the date on which written notice of the death of Guarantor is actually received by Agent. No revocation will affect (i) the then existing liabilities of the revoking Guarantor under this Guarantee;
(ii) $700,000 Obligations created, contracted, assumed, acquired or incurred prior to the effective date of such revocation; (iii) $700,000 Obligations created, contracted, assumed, acquired or incurred after the effective date of such revocation pursuant to any agreement entered into or commitment obtained prior to the effective date of such revocation; (iv) renewals, extensions, consolidations and refinancings of any of the foregoing; (v) principal, interest, charges, fees, costs or expenses of any kind relating to any of the foregoing then existing or thereafter arising, or (vi) any liabilities of any other Guarantor.

     1.2 This Guarantee will not be affected by any delay, failure or omission of Agent in exercising any right, power or remedy with respect to any of the $700,000 Obligations or any guarantee or other liability or any collateral held by Lenders or Agent for any of the $700,000 Obligations, by any delay, failure, or omission of Lenders or Agent to take any steps to perfect or maintain its lien or security interest in or to preserve their rights to, or insure or protect any collateral for any of the $700,000 Obligations or any guarantee or other liability for any of the $700,000 Obligations, or by any irregularity, unenforceability or invalidity of any of the $700,000 Obligations or any part thereof or any security or other guarantee or liability therefor.

     1.3 Notice of acceptance of this Guarantee, notice of extensions of credit to Debtor from time to time, notice of default, diligence, presentment, protest, demand for payment (except as set forth on Section 5.2 hereof), notice of demand or protest, and any defense based upon a failure of Lenders or Agent to comply with the notice requirements of the applicable version of Uniform Commercial Code Section 9-504 are hereby waived. Lenders or Agent at any time and from time to time, without the consent of or notice to Guarantor, and without impairing or releasing, discharging or modifying the liabilities of Guarantor hereunder, may in their sole discretion (i) change the manner, place or terms of payment or performance of or interest rates on, or change or extend the time of payment or performance of, or other terms relating to any of the $700,000 Obligations,
(ii) renew, increase, substitute, modify, amend or alter, or grant consents or waivers relating to any of the $700,000 Obligations, any other guarantees or other liabilities, or any collateral for any $700,000 Obligations or guarantees or other liabilities, (iii) apply any and all payments from any source whatsoever including any proceeds of any collateral, to any $700,000 Obligations of Debtor in any order, manner and amount, (iv) deal or refrain from dealing with any person or entity, in their sole discretion, with respect to any $700,000 Obligations in such manner as Lenders or Agent deem appropriate, in their sole discretion, and/or (v) accept, sell, substitute, exchange, compromise, release, surrender, offset, realize upon or otherwise deal with in any manner and in any order any of the $700,000 Obligations, any guarantee or other liability for any of the $700,000 Obligations, or any collateral for any of the $700,000 Obligations or for any guarantee or other liability relating to any of the $700,000 Obligations. Irrespective of the taking or refraining from taking of any of the foregoing actions, the obligations of Guarantor will remain in full force and effect and will not be affected, impaired, discharged or released in any manner. Lenders or Agent in their sole discretion may determine the reasonableness of the period which may elapse prior to the making of demand for any payment upon Debtor and they need not pursue any of their remedies against Debtor, any other guarantor or other person, or any collateral before having recourse against any Guarantor under this Guarantee.

     1.4 The books and records of Lenders will be PRIMA FACIE evidence of the $700,000 Obligations and binding on Guarantor absent manifest error.

2. REPRESENTATIONS, WARRANTIES AND COVENANTS. Guarantor hereby represents, warrants and covenants as follows (all of which survive the execution and delivery of this Guarantee):

     2.1 This Guarantee is a legal, valid and binding obligation of Guarantor enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws in effect from time to time affecting the rights of creditors generally and except as such enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in law or in equity).

     2.2 There does not now exist any default or violation by it of or under, and neither the execution, delivery and performance of this Guarantee nor the consummation of any of the transactions contemplated hereby or by any of the other Loan Documents, will result in any default or violation, or in the creation or any lien or encumbrance, or give rise to any right of termination, amendment, cancellation or acceleration, of or under, any of the terms, conditions or obligations of: (i) any note, bond, indenture, mortgage, deed of trust, franchise, permit, lease or other agreement or instrument to which it is a party of by which it or any of the its assets is bound; or (ii) any law, regulation, ruling, order, injunction, decree, condition or other requirement applicable to or imposed upon it by any law, court or governmental agency, authority or other body.

     2.3 Guarantor is fully aware of the financial condition of Debtor and is executing and delivering this Guarantee based solely upon Guarantor's own independent investigation of all matters pertinent hereto and is not relying in any manner upon any representation or statement of Lenders or Agent.

     2.4 Guarantor will give Agent prompt written notice of the occurrence of any Default or Event of Default of which Guarantor has actual or constructive notice.

3. REPAYMENTS OR RECOVERY FROM LENDERS OR AGENT. If any demand is made at any time upon Lenders or Agent for the repayment or recovery of any amount or amounts received by them in payment or on account of any of the $700,000 Obligations and if Lenders or Agent repay all or any part of such amount or amounts by reason of any judgment, decree or order of any court or administrative body or by reason of any settlement or compromise of any such demand with respect to which Guarantor received written notice (including the terms thereof) at least five business days prior to the execution of such settlement or compromise, Guarantor will be and remain liable hereunder for the amount or amounts so repaid or recovered to the same extent as if such amount or amounts had never been received originally by Lenders or Agent. The provisions of this Section will be and remain effective notwithstanding any contrary action which may have been taken by Guarantor in reliance upon such payment, and any such contrary action so taken will be without prejudice to Lenders or Agent's rights under this Guarantee and will be deemed to have been conditioned upon such payment having become final and irrevocable. The provisions of this Section will survive the termination or revocation of this Guarantee.

4. BANKRUPTCY, ETC. It is specifically understood that any modification, limitation or discharge of the $700,000 Obligations arising out of or by virtue of any bankruptcy, reorganization or similar proceeding for relief of debtors under federal or state law will not affect, modify, limit or discharge the liability of Guarantor in any manner whatsoever and this Guarantee will remain and continue in full force and effect and will be enforceable against Guarantor to the same extent and with the same force and effect as if any such proceeding had not been instituted. Guarantor waives all rights and benefits which might accrue to it by reason of any such proceeding and will be liable to the full extent hereunder, irrespective of any modification, limitation or discharge of the liability of Debtor that may result from any such proceeding.

5.   EVENTS OF DEFAULT.

     5.1 The occurrence of any of the following events will be deemed to be an "Event of Default" under this Guarantee: (1) an Insolvency Event as defined in the Credit Agreement; or (ii) any other Event of Default (as defined in the Credit Agreement).

     5.2 Immediately and automatically upon any Event of Default under clause (i) of the immediately preceding paragraph, or, at the option of Agent, immediately upon the occurrence of any other Event of Default and upon notice to Guarantor by Agent, Guarantor will pay to Agent all amounts due and to become due under the $700,000 Obligations, but in no event shall Guarantor pay, in the aggregate, more than the Guaranteed Amount. For purposes of an Event of Default under clause (i) of the immediately preceding paragraph, all of the $700,000 Obligations then existing will be accelerated and become immediately due and payable in full from Guarantor, whether or not then due and payable by Debtor. Such amounts will be paid by Guarantor without setoff, counterclaim, presentment, demand, protest and notice of demand, protest and dishonor, which hereby are expressly waived.

     5.3 The rights and remedies of Lenders or Agent, after the occurrence of any such Event of Default, will include but not be limited to the right to
(i) set off against and apply to all or any part of the $700,000 Obligations, without notice, the amount of any or all moneys, credits and other property of any nature whatsoever of Guarantor now or at any time hereafter in the possession of, in transit to or from, under the control or custody of, or on deposit with (whether held by Guarantor individually or jointly with another person or entity), Lenders or Agent or any Affiliate of Lenders or Agent, and
(ii) to exercise any one or more of the rights and remedies provided a secured party under applicable law with respect to any Collateral. Guarantor waives any requirement of marshalling of any collateral upon the occurrence of any Event of Default. So long as Debtor is not the subject of an Event of Default as defined in the Credit Agreement with respect to the $700,000 Obligations (as defined in the Credit Agreement), Lenders shall apply payment to such $700,000 Obligations as directed by Debtor.

6. SUBORDINATION. No setoff, counterclaim, reduction or diminution of the $700,000 Obligations, or any defense of any kind or nature, that Guarantor has or may have in the future against Debtor, or that Debtor has or may have in the future against Lender, will be available hereunder to Guarantor against Lender. Any indebtedness, liability or other obligation of Debtor now or hereafter owed to Guarantor hereby is subordinated to the $700,000 Obligations and unless otherwise agreed by Lender all payments or other transfers made under or on account of any such indebtedness, liability or other obligation after the occurrence of an Event of Default will be received by Guarantor as trustee for Lender and immediately paid over to Lender on account of the $700,000 Obligations but without in any manner reducing or affecting the liability of Guarantor under this Guarantee.

7. COSTS. To the extent that Lenders or Agent incurs any costs or expenses in protecting or enforcing their rights under this Guarantee, including but not limited to reasonable attorneys' fees and the costs and expenses of litigation, such costs and expenses will be due on demand, will be a direct and primary obligation of Guarantor, and will bear interest from the incurring or payment thereof at the Default Rate.

8.   GENERAL.

     8.1 INDEMNITY. Guarantor agrees that if at any time all or any part of any payment or transfer of any kind received by Lender with respect to all or any part of the $700,000 Obligations or this Guarantee is repaid, set aside or invalidated by reason of any judgment, decree or order of any court or administrative body, or by reason of any agreement, settlement or compromise of any claim of a preference or fraudulent conveyance made at any time with respect to such payment or transfer, Guarantor's obligations under this Guarantee will continue (and/or be reinstated) in full force and effect and Guarantor will be liable for the amount or amounts so repaid, recovered, set aside or invalidated, but in no event will such liability be in excess of the Guaranteed Amount. The provisions of this Section will be and remain effective notwithstanding any contrary action which may have been taken by Guarantor in reliance upon such payment or transfer, and any such contrary action so taken will be without prejudice to

Lender's rights under this Guarantee and will be deemed to have been conditioned upon such payment or transfer having become final and irrevocable. The provisions of this Section will survive any revocation, termination, cancellation or discharge of this Guarantee or the $700,000 Obligations.

     8.2 NOTICES. All notices, demands, requests, consents or approvals and other communications required or permitted hereunder will be in writing and will be conclusively deemed to have been received by a party hereto and to be effective if delivered personally to such party, or sent by telex, facsimile (followed by written confirmation) or other telegraphic means, or by overnight courier service, or by certified or registered mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or to such other address as any party may give to the other in writing for such purpose:

          To Agent:          PNC BANK, OHIO, NATIONAL ASSOCIATION
                             201 East Fifth Street
                             Cincinnati, Ohio 45202-4117
                             ATTN: Timothy E. Reilly


          To Guarantor:      770 N. Center Street
                             Versailles, Ohio 45380


          with a copy to:    Sebally, Shillito & Dyer
                             l3OO Courthouse Plaza NE
                             P.O. Box 220
                             Dayton, Ohio 45402
                             ATTN: Beverly Shillito, Esq.


All such communications, if personally delivered, will be conclusively deemed to have been received by a party hereto and to be effective when so delivered, or if sent by telex, facsimile or telegraphic means, on the day on which transmitted, or if sent by overnight courier service, on the day after deposit thereof with such service, or if sent by certified or registered mail, on the third business day after the day on which deposited in the mail.

     8.3 REMEDIES CUMULATIVE, ETC. The terms of this Guarantee may be enforced as to any one or more breaches either separately, successively, concurrently, independently or cumulatively from time to time and as often and in such order as Agent may deem expedient, and no single or partial exercise of any right or remedy will preclude any further exercise thereof. No right or remedy herein conferred upon or reserved to Lenders or Agent hereunder is intended to be exclusive of any other available right or remedy, but each and every such right or remedy will be cumulative and will be in addition to every other right or remedy given under this Guarantee or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right, remedy or power accruing upon any Event of Default or default, omission or failure of performance hereunder or under any of the $700,000 Obligations will impair any such right, remedy or power or will be construed to be a waiver thereof or an acquiescence therein, nor will it affect any subsequent Event of Default or default of the same or a different nature.

     8.4 WAIVERS AND MODIFICATIONS. No delay or failure on the part of Lenders or Agent to exercise any right, remedy or power hereunder, under any of the Loan Documents, under any of the $700,000 Obligations or under applicable law will impair or waive any such right, remedy or power (or any other right, remedy or power), be considered a waiver of or an acquiescence in any breach, Default or Event of Default or affect any other or subsequent breach, Default or Event of Default of the same or a different nature. No waiver of any breach, Default or Event of Default, nor any modification, waiver, discharge or termination of any provision of this Guarantee or any of the Loan Documents, nor consent to any departure by any Guarantor therefrom, will be established by conduct, custom or course of dealing; and no modification, waiver, discharge, termination or consent will in any event be effective unless the same is in writing, signed by Agent and specifically refers to this Guarantee, and then such modification, waiver, discharge, termination or consent will be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on any Guarantor in any case will entitle any Guarantor to any other or further notice or demand in the same or any similar or other circumstance.

     8.5 BINDING EFFECT, ASSIGNABILITY. If this Guarantee is executed by more than one Guarantor, the obligations of such persons or entities hereunder will be joint and several. Any reference to "Guarantor" will mean each such person or entity individually or collectively. This Guarantee will be binding upon Guarantor and Guarantor's heirs, administrators, successors and assigns and inure to the benefit of Lenders and Agent and their successors and assigns; provided, however, that Guarantor may not assign this Guarantee in whole or in part without the prior written consent of Agent, and Lender at any time may assign this Guarantee in whole or in part. If any or all of the $700,000 Obligations are assigned by Lenders, this Guarantee will inure to the benefit of Lenders' assignee, and to the benefit of any subsequent assignee, to the extent of the assignment or assignments; provided that no assignment will operate to relieve Guarantor from any duty to Lenders hereunder with respect to any unassigned portion of the $700,000 Obligations.

     8.6 GENDER, ETC. Whenever used herein, the singular number will include the plural, the plural the singular and the use of the masculine, feminine or neuter gender will include all genders.

     8.7 HEADINGS. The headings in this Guarantee are for convenience only and will not limit or otherwise affect any of the terms hereof.

     8.8 COMPLETE AGREEMENT. This Guarantee constitutes the entire agreement of the parties and supersede all prior oral and written negotiations, agreements and understandings regarding the subject matter of this Guarantee.

      8.9 COUNTERPARTS. This Guarantee may be executed in one or more counterparts, each of which will be deemed to be an original and all of which together will constitute one and the same instrument; provided, however, that failure of any Guarantor to sign any or all counterparts will not affect the liability of any other Guarantor hereunder.

     8.10 ILLEGALITY. If any provision of this Guarantee is prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision and without invalidating any other provision herein; provided, however, that if the provision that is the subject of such prohibition or invalidity pertains to payment, then, at the option of Agent, all of the $700,000 Obligations will become immediately due and payable.

     8.11 GOVERNING LAW. This Guarantee is being delivered in, is intended to be performed in, shall be construed and enforceable in accordance with, and be governed by the internal laws of, the State of Ohio without regard to principles of conflict of laws. THE LENDERS, AGENT AND GUARANTOR HEREBY WAIVE THE RIGHT
TO TRIAL BY JURY OF ANY MATTERS ARISING OUT OF THIS GUARANTEE OR THE LOAN DOCUMENTS.

     GUARANTOR HEREBY SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF OHIO FOR THE ENFORCEMENT OF THIS GUARANTEE AND WAIVES ANY AND ALL PERSONAL RIGHTS TO OBJECT TO SUCH JURISDICTION FOR THE PURPOSES OF LITIGATION TO ENFORCE THIS GUARANTEE. GUARANTOR HEREBY CONSENTS TO THE JURISDICTION OF THE COURT OF
COMMON PLEAS OR THE COURT OF APPEALS OF ANY COUNTY IN OHIO, AND ANY FEDERAL COURT IN THE STATE OF OHIO, IN ANY ACTION, SUIT, OR PROCEEDING WHICH LENDERS OR AGENT MAY AT ANY TIME WISH TO FILE IN CONNECTION WITH THIS GUARANTEE OR ANY RELATED MATTER. GUARANTOR HEREBY AGREES THAT AN ACTION, SUIT, OR PROCEEDING TO ENFORCE THIS GUARANTEE MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN THE STATE OF OHIO, AND HEREBY WAIVES ANY OBJECTION WHICH GUARANTOR HAS TO THE LAYING OF THE VENUE OF ANY SUCH ACTION, SUIT, OR PROCEEDING IN ANY SUCH COURT; PROVIDED, HOWEVER, THAT THE PROVISIONS OF THIS PARAGRAPH SHALL NOT BE DEEMED TO PRECLUDE LENDERS OR AGENT FROM FILING ANY SUCH ACTION, SUIT, OR PROCEEDING IN ANY OTHER APPROPRIATE FORUM.

     Guarantor hereby authorizes any attorney at law to appear in any court of record in the State of Ohio, or any other State or Territory of the United States, after this Guarantee becomes due, and waive the issuance and service of process, enter appearance and confess a judgment against Guarantor, in favor of the holder of this Guarantee, for the amount then appearing due, and thereupon to release all errors and waive all rights of appeal and stay of execution. This warrant of attorney to confess judgment shall remain in full force and effect so long as any portion of the indebtedness evidenced hereby remains unpaid, notwithstanding any judicial determination of the amount due, and any confession of judgment and subsequent vacation thereof shall not constitute termination of this warrant of attorney to confess judgment. Guarantor hereby expressly (i) waives a conflict of interest of an attorney retained by Lenders or Agent to confess judgment against the Guarantor upon this Guarantee, and (ii) consents to the receipt by the attorney retained by Lenders or Agent of a legal fee from Lenders or Agent for legal services rendered for confessing judgment against the Guarantor upon this Guarantee. A copy of this Guarantee, certified by Lenders or Agent, may be filed in each such proceeding in place of filing the original as a warrant of attorney.

*******************************************************************************
WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER
FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.
*******************************************************************************



                                        /s/ Albert D. Greenaway
                                        --------------------------------------
                                        Albert D. Greenaway
                                        Dated: September 18, 1995






STATE OF OHIO         )
                      )    SS.
COUNTY OF MONTGOMERY  )


     The foregoing instrument was acknowledged before me this 18th day of September, 1995 by Albert D. Greenaway.


                                        /s/ Sharon K. Henry
                                        --------------------------------------
                                        Notary Public
                                        SHARON K. HENRY
                                        NOTARY PUBLIC, STATE OF OHIO
                                        My Commission Expires May 4, 2000
                                        Recorded in Darke County